                                                                  EXHIBIT (j)(2)


                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the references to us under the headings "Financial Highlights" and "Independent Auditors" in this Registration Statement on Form N-1A for Van Kampen Real Estate Securities Fund.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Chicago, Illinois
April 19, 2002